CBC HOLDING COMPANY AND SUBSIDIARY
           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                   FOR THE THREE  MONTHS ENDED MARCH 31, 2004
                                                                    EXHIBIT 32.1


     In connection with the Quarterly Report of CBC Holding Company and Subsidiary (the "Company") on Form 10-QSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George M. Ray, President and Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) To the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



May 12, 2004

/s/ George M. Ray
-----------------
George M. Ray
President / Chief Executive Officer


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